FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 6, 2004



                           Millennia Tea Masters, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)







         Texas                           0-28985                  75-2785941
------------------------          ---------------------      -------------------
(State of Incorporation)          (Commission File No.)        (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
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           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                         ------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD disclosures

         On April 6, 2004, Millennia Tea Masters, Inc. (the "Company") issued a press release announcing that it has signed a letter of intent to acquire a company. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c) Press Release of Millennia Tea Masters, Inc. dated April 6, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 12, 2004                 MILLENNIA TEA MASTERS, INC.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

99.1              Press  Release of Millennia Tea Masters,  Inc.  dated April 6,
                  2004